Exhibit 99.1

PRESS RELEASE

Charlotte’s Web Appoints Erika Lind

as Chief Financial Officer

LOUISVILLE, Colo. - June 18, 2024 (TSX:CWEB) (OTCQX:CWBHF) Charlotte's Web Holdings, Inc. ("Charlotte's Web" or the "Company"), the leading provider of hemp-derived CBD wellness products, is pleased to announce the appointment of Erika Lind as Chief Financial Officer (CFO), replacing Jessica Saxton who has resigned from the Company to pursue other interests effective June 28th, 2024. Ms. Lind’s appointment is effective June 29, 2024.

Erika Lind joined Charlotte’s Web in 2023 as Vice President of Financial Planning and Analysis (FP&A), and Treasury, where she has led strategic financial planning, performance management, and treasury operations. Ms. Lind came to Charlotte’s Web with more than two decades of executive financial leadership experience at several growth companies including Celestial Seasonings, Orica USA, Hammond’s Candies, and Spectra Logic Corp. Prior to joining Charlotte’s Web she was the former Vice President of Finance at Made in Nature LLC.

Bill Morachnick, Chief Executive Officer of Charlotte’s Web said, “We are excited for Erika to join the leadership team at Charlotte’s Web.  We are confident she is the right financial executive and leader to guide Charlotte’s Web to profitable business growth.”

Ms. Lind's comprehensive background in financial planning, strategic analysis, and operational oversight positions her well to lead as CFO of Charlotte’s Web. Her experience in leveraging technology to enhance financial processes and her ability to manage high-performing teams aligns with the Company’s mission-driven culture.

Outgoing Chief Financial Officer Jessica Saxton will provide continuity and assist in successfully transitioning Ms. Lind into her new role as CFO. “We are grateful to Jessica for her significant contributions and financial stewardship during her tenure with Charlotte’s Web,” said Mr. Morachnick.

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About Charlotte's Web Holdings, Inc.

Charlotte's Web Holdings, Inc., a Certified B Corporation headquartered in Louisville, Colorado, is the market leader in innovative hemp extract wellness products that includes Charlotte’s Web whole-plant full-spectrum CBD extracts as well as broad-spectrum CBD certified NSF for Sport®. Charlotte’s Web is the official CBD of Major League Baseball©, Angel City Football Club and the Premier Lacrosse League. Charlotte's Web branded premium quality products start with proprietary hemp genetics that are North American farm-grown using organic and regenerative cultivation practices. The Company's hemp extracts have naturally occurring botanical compounds including cannabidiol ("CBD"), CBN, CBC, CBG, terpenes, flavonoids, and other beneficial compounds.

Charlotte’s Web product categories include CBD oil tinctures (liquid products) CBD gummies (sleep, calming, exercise recovery, immunity), CBN gummies, CBD capsules, CBD topical creams and lotions, as well as CBD pet products for dogs. Through its substantially vertically integrated business model, Charlotte’s Web maintains stringent control over product quality and consistency with analytic testing from soil to shelf for quality assurance. Charlotte’s Web products are distributed to retailers and health care practitioners throughout the U.S.A, and online through the Company's website at www.charlottesweb.com.

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Forward-Looking Information

Certain information provided herein constitutes forward-looking statements or information (collectively, "forward-looking statements") within the meaning of applicable securities laws. Forward-looking statements are typically identified by words such as "may", "will", "should", "could", "anticipate", "expect", "project", "estimate", "forecast", "plan", "intend", "target", "believe" and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. This press release includes forward-looking statements pertaining to, but not limited to, the Company’s CFO transition. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties, and other factors which may cause actual results, levels of activity, and achievements to differ materially from those expressed or implied by such statements. The forward-looking statements contained in this press release are based on certain assumptions and analysis by management of the Company in light of its experience and perception of historical trends, current conditions and expected future development and other factors that it believes are appropriate and reasonable.

The material factors and assumptions used to develop the forward-looking statements herein include but are not limited to assumptions relating to the Company’s general strategy and operations, executive leadership team and CFO transition plans. Material risk factors that could cause actual results to differ materially from the forward-looking statements include, among others, general economic and market risks, cyber-security risks and those risks and uncertainties discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ending December 31, 2023, and other risk factors contained in other filings with the Securities and Exchange Commission available on www.sec.gov and filings with Canadian securities regulatory authorities available on www.sedarplus.ca. The impact of any one risk, uncertainty, or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent, and the Company's future course of action depends on management's assessment of all information available at the relevant time.

Any forward-looking statement in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by applicable law, the Company assumes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. All forward-looking statements, whether written or oral, attributable to the Company or persons acting on the Company's behalf, are expressly qualified in their entirety by these cautionary statements.

For more information:

Cory Pala

Director of Investor Relations

(720) 484-8930

Cory.Pala@CharlottesWeb.com